Exhibit 10.7

SECOND AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”), dated as of    , 2024 (the “Second Amendment Effective Date”), is by and among Peak Exploration & Production, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors (collectively, the “Guarantors” and each, a “Guarantor”), the Lenders party hereto constituting all Lenders under the Existing Credit Agreement, and Fortress Credit Corp., as administrative agent (in such capacity, the “Administrative Agent”), pursuant to the Existing Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as Lenders. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Amended Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lenders have agreed to extend certain credit facilities to the Borrower as set forth in the Credit and Guaranty Agreement, dated as of January 31, 2023, by and among the Administrative Agent, the Lenders party thereto, the Borrower and the Guarantors (as amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Second Amendment, the “Existing Credit Agreement”; as amended by this Second Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that the Borrower intends to consummate a Qualified IPO (as defined in the Amended Credit Agreement) on or prior to the Qualified IPO Longstop Date (as defined in the Amended Credit Agreement) and in connection therewith, the Borrower has requested that the Existing Credit Agreement be amended to permit the consummation of the Qualified IPO and certain other related changes to the current structure of the Borrower and its Subsidiaries; and

WHEREAS, the Lenders have agreed to amend the Existing Credit Agreement pursuant to the terms and conditions of this Second Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 2 below, the Existing Credit Agreement is hereby amended as follows:

(a) The following defined term shall be added in the correct alphabetical order to Section 1.01 of the Existing Credit Agreement:

“General Partner” means Peak Resources GP, LLC, a Delaware limited liability company.

“GP Permitted Holders” means collectively, (a) Yorktown Partners LLC, (b) Yorktown Energy Partners IX, L.P., (c) Yorktown Energy Partners X, L.P., (c) Yorktown Energy Partners XI, L.P., (d) HarbourVest Partners LLC, (e) any fund or investment vehicle managed by the foregoing Persons or their respective Affiliates, and (f) any officer, director, employee or other member of management of General Partner.

“Holdings” means Peak Resources LP, a Delaware limited partnership.

“Qualified IPO” means the issuance by Holdings of its common Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission in accordance with the Securities Act (whether alone or in connection with a secondary public offering) that occurs no later than the Qualified IPO Longstop Date.

“Qualified IPO Longstop Date” means    , 2024.

(b) The definition of “Change of Control” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Change of Control” means the occurrence of any of the following:

(a) at any time prior to a Qualified IPO:

(i) Permitted Holders cease to own (directly or indirectly) at least 60% of the outstanding voting and economic Capital Stock in the Borrower;

(ii) Permitted Holders cease to Control the Borrower;

(iii) except as expressly permitted by Section 6.04, a disposition by Borrower or a Subsidiary pursuant to which Borrower or any Subsidiary sells, leases, licenses, transfers, assigns or otherwise Disposes, in one or a series of related transactions, all or substantially all of the properties and assets of the Borrower and its Subsidiaries, taken as a whole;

(iv) except as permitted by Section 6.05, Borrower ceases to own and control 100% of each class of Capital Stock in each Subsidiary; or

(v) the Borrower’s direct or indirect equity holders approve any plan relating to the liquidation or dissolution of the Borrower.

(b) at any time upon or after the consummation of a Qualified IPO:

(i) any “person” or “group” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), other than the GP Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than thirty-five percent (35%) of the aggregate voting interests or economic interests represented by the Capital Stock of Holdings;

(ii) the General Partner ceases to be the sole general partner of Holdings;

(iii) Holdings ceases to own and control, directly or indirectly, 100% of each class of Capital Stock in the Borrower;

(iv) except as expressly permitted by Section 6.04, a disposition by Borrower or a Subsidiary pursuant to which Borrower or any Subsidiary sells, leases, licenses, transfers, assigns or otherwise Disposes, in one or a series of related transactions, all or substantially all of the properties and assets of the Borrower and its Subsidiaries, taken as a whole;

(v) except as permitted by Section 6.05, Borrower ceases to own and control 100% of each class of Capital Stock in each Subsidiary; or

(vi) the Borrower’s direct or indirect equity holders approve any plan relating to the liquidation or dissolution of the Borrower.

(c) The definition of “Maturity Date” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means the earliest of (a) the date that is five (5) Business Days after the date on which any Qualified IPO is consummated, (b) the Stated Maturity Date and (c) the date that all Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

(d) Section 2.04(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Loans, together with any accrued but unpaid interest thereon, any Applicable Premium required under Section 2.08 and any additional amounts required pursuant to Section 2.09 or 2.13, on the Maturity Date.

(e) Section 2.08(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a) With respect to each repayment or prepayment of Loans under (w) Section 2.05, (x) Section 2.06(a)(i), or (y) Section 2.04(a) where the Maturity Date occurs based on clause (a) of the definition of Maturity Date, or any acceleration of the Loans and other Obligations pursuant to Article VIII (including, for the avoidance of doubt, as a result of clauses (g), (h) or (i) of Article VIII) (collectively, the “Payment Events” and each a “Payment Event”), Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, with respect to the amount of the Loans repaid, prepaid or accelerated, in each case, concurrently with such repayment or prepayment of principal and any accrued interest and other obligations due and payable, a premium (the “Applicable Premium” which, for the avoidance of doubt, will include, without limitation, the percentages and any Make-Whole Amount set forth below) equal to (i) if such Payment Event occurs on or prior to the 18 month anniversary of the Effective Date, the Make-Whole Amount and (ii) if such Payment Event occurs after the 18 month anniversary of the Effective Date but on or prior to the 30 month anniversary of the Effective Date, 2.00% of the applicable aggregate principal amount of the Loans subject to the Payment Event. The Applicable Premium (determined by Lead Lender as if the Loans were repaid at the time of such acceleration at the option of Borrower pursuant to Section 2.05) shall become immediately due and payable, and Borrower will pay such premium, as compensation to the Lenders for the loss of their investment opportunity and not as a penalty, whether or not a Bankruptcy Event has commenced, and (if a Bankruptcy Event has commenced) without regard to whether such Bankruptcy Event is voluntary or involuntary, or whether payment occurs pursuant to a motion, plan of reorganization, or otherwise, and without regard to whether the Loans and other Obligations are satisfied or released by foreclosure (whether or not by power of judicial proceeding), deed in lieu of foreclosure or by any other means. Without limiting the foregoing, any redemption, prepayment, repayment, or payment of the Obligations in or in connection with a Bankruptcy Event shall constitute an optional prepayment thereof under the terms of Section 2.05 and require the immediate payment of the Applicable Premium.

(f) Section 5.01 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (q) thereof, (ii) relabeling clause (r) thereof as clause (s) and (iii) adding a new clause (r) as follows:

(r) promptly following any transfer to Holdings in accordance with Section 6.04(f) and in any event no later than one (1) Business Day following such transfer, written notice of such transfer and any other information or documents reasonably requested by the Administrative Agent in connection with such transfer; and

(g) Section 5.20(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Borrower shall, and shall cause each other Credit Party to, conduct its business separately and in its own name from any direct or ultimate parent of such Person (other than the other Credit Parties and, following a Qualified IPO, Holdings).

(h) Section 5.20(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Borrower shall, and shall cause each other Credit Party to, maintain separate financial accounts, financial statements, books and records from those of any other Person (other than the other Credit Parties and, following a Qualified IPO, Holdings) and shall not comingle its funds or assets with those of any such other Person which is an Affiliate of a Credit Party (including by way of any joint deposit account, securities account or commodities account)

(i) Article V of the Existing Credit Agreement is hereby amended by adding a new Section 5.25 as follows:

Section 5.25. Qualified IPO. Promptly following a Qualified IPO and in any event no later than one (1) Business Day following the consummation of such Qualified IPO, Borrower will furnish to the Administrative Agent evidence of such Qualified IPO in form and substance reasonably satisfactory to the Administrative Agent and any other information or documents reasonably requested by the Administrative Agent in connection with such Qualified IPO.

(j) Section 6.04 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii) replacing the period at the end of clause (e) thereof with “; and” and (iii) adding a new clause (f) at the end thereof as follows:

(f) in connection with a Qualified IPO, the Permitted Holders shall be permitted to transfer all equity interests in, together with all assets and Subsidiaries of, the Borrower to Holdings; provided that (1) immediately before and after giving effect to any such transfer, no Default or Event of Default shall have occurred and be continuing; (2) no such transfer pursuant to this clause (f) shall be permitted if such Qualified IPO or transfer shall result in (x) the Secured Parties ceasing to have a valid and perfected first priority Lien (subject in priority only to Permitted Prior Liens) on any portion of the Collateral, (y) the termination of any Guarantee or the release of any Guarantor from any of its obligations under the Loan Documents, or (z) a Change of Control; and (3) Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying that such transfer complies with the requirements of this Section 6.04(f). For the avoidance of doubt, the equity interests in the Subsidiaries of the Borrower shall not be permitted to be transferred from the Borrower to Holdings (or one or more direct Subsidiaries of Holdings) pursuant to this clause (f).

(k) Section 6.13 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.13. Certain Amendments to Organizational Documents or Material Contracts. Borrower will not, nor will Borrower permit any of its Subsidiaries to enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under its Organizational Documents or any Material Contract if the effect thereof would be materially adverse to the Administrative Agent or any Lender; provided that, notwithstanding the foregoing, it is acknowledged and agreed that the Borrower and its Subsidiaries may amend their Organizational Documents in order to consummate a Qualified IPO and the Dispositions and other structural changes related thereto so long as (1) such Dispositions and structural changes are permitted pursuant to Sections 6.04, 6.05, 6.09, and 6.10, (2) immediately before and after giving effect to any such amendment, no Default or Event of Default shall have occurred and be continuing; and (3) such Qualified IPO, Disposition or other structural change shall not result in (a) the Secured Parties ceasing to have a valid and perfected first priority Lien (subject in priority only to Permitted Prior Liens) on any portion of the Collateral, (b) the termination of any Guarantee or the release of any Guarantor from any of its obligations under the Loan Documents, or (c) a Change of Control.

(l) Section 8.01(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(j), Section 5.01(m), Section 5.01(r), Section 5.02, Section 5.03 (with respect to a Credit Party’s existence), Section 5.09, Section 5.14, Section 5.15, Section 5.16, Section 5.18, Section 5.19, Section 5.23, Section 5.25 or in Article VI;

(m) The first paragraph of Section 9.06 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Section 9.06. Collateral and Guaranty Matters. Each Lender hereby authorizes the Administrative Agent to release (or instruct the Collateral Agent to release) any Collateral that it is permitted to be sold or released pursuant to the terms of the Loan Documents (it being understood and agreed that the Administrative Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the sale or other disposition of property being made in full compliance with the provisions of the Loan Documents, including the Swap Intercreditor Agreement). Each Lender hereby authorizes the Administrative Agent to execute and deliver (or instruct the Collateral Agent to execute and deliver) to Borrower, at Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by Borrower in connection with any Disposition of Collateral to the extent such Disposition is permitted by the terms of this Agreement or is otherwise authorized by the terms of the Loan Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm the Administrative Agent’s authority to release and/or subordinate particular types or items of Collateral pursuant to this Article IX. Notwithstanding the foregoing and for the avoidance of doubt, no release of Collateral shall be permitted in connection with any Disposition of Collateral permitted under Sections 6.04(f).

(n) Section 10.17(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by Borrower or any Subsidiary in a transaction permitted by this Agreement, then the Administrative Agent, at the request and sole expense of Borrower or any Subsidiary, shall execute and deliver to Borrower or any Subsidiary all releases or other documents reasonably necessary or desirable for the release of the Liens created by the Security Documents on such Collateral. At the request and sole expense of Borrower, a Guarantor shall be released from its obligations hereunder and under the other Security Documents in the event that all the Capital Stock of such Guarantor shall be Disposed of in a transaction permitted by this Agreement; provided that, in the case of this sentence and the immediately prior sentence, Borrower shall have delivered to the Administrative Agent, at least five (5) Business Days prior to the date of the proposed release (or such shorter time as the Lead Lender may agree but in any event not less than three (3) Business Days unless otherwise agreed by the Administrative Agent), a written request for release identifying the relevant Guarantor, summarizing the transaction and stating that such transaction is in compliance with this Agreement and the other Loan Documents, including the Swap Intercreditor Agreement (and the Lenders hereby authorize and direct the Administrative Agent to conclusively rely on such certifications in performing its obligations under this Section 10.17). Notwithstanding the foregoing and for the avoidance of doubt, (i) no release of any Liens created by the Security Documents on Collateral shall be permitted in connection with any Disposition of Collateral permitted under Section 6.04(f), and (ii) no Guarantor shall be released from its obligations hereunder and under the other Security Documents in connection with any Disposition of such Guarantor permitted under Section 6.04(f).

2. Representations and Warranties. The Borrower represents and warrants with and to the Administrative Agent and the Lenders as follows:

(a) no Default or Event of Default exists or has occurred and is continuing or would result from the Second Amendment Effective Date (as defined below);

(b) this Second Amendment and each other agreement to be executed and delivered by the Borrower and Guarantors in connection herewith (collectively, together with this Second Amendment, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of the Borrower and each Guarantor and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of the

Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, other debtor relief laws, laws relating to or affecting generally the enforcement of creditors’ rights and applicable equitable principles, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

(c) the execution, delivery and performance of each Amendment Document (i) are all within the Borrower’s and each Guarantor’s limited liability company or corporate powers (as applicable) and (ii) are not in contravention of (A) any applicable material Requirement of Law, (B) the terms of the Organizational Documents of the Borrower or any Guarantor, or (C) any material contractual obligation binding on or otherwise affecting the Borrower or any Guarantor or any of its properties; and

(d) the representations and warranties set forth in the Loan Documents (as amended hereby) are true and correct in all material respects as of the Second Amendment Effective Date (without duplication of any materiality qualifiers) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).

3. Conditions Precedent. This Second Amendment shall become effective as of the Second Amendment Effective Date on the date on which each of the following conditions precedent is satisfied in a manner satisfactory to the Lenders (the “Second Amendment Effective Date”):

(a) the Administrative Agent and the Lenders shall have received:

(i) counterparts of this Second Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent;

(ii) a counterpart of the Consent and Reaffirmation attached hereto as Annex A (the “Consent and Reaffirmation”) from each Credit Party;

(b) the Lenders shall be satisfied that:

(i) there shall be no pending litigation seeking to enjoin or prevent the execution of the Amendment Documents or the consummation of the transactions contemplated thereby;

(ii) no Material Adverse Effect shall have occurred;

(iii) no Default or Event of Default exists or has occurred and is continuing or would result immediately after giving effect to this Second Amendment; and

(c) the Borrower shall have paid on or before the Second Amendment Effective Date, all interest, fees, costs and expenses then payable to the Administrative Agent or the Lenders (including but not limited to, all reasonable and documented out-of-pocket legal expenses).

Without limiting the generality of the provisions of Article IX of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Second Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required hereunder to be consented to or approved by or reasonably acceptable or reasonably satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify the Borrower of the effectiveness hereof and such notice shall be conclusive and binding.

4. Effect of this Second Amendment. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances after the date hereof. This Second Amendment is hereby designated as a Loan Document by the Borrower.

5. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The indemnification, jurisdiction, venue and waiver of right to trial by jury provisions in Sections 10.03, 10.09 and 10.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

6. Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7. Entire Agreement. This Second Amendment and the Amended Credit Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

8. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Second Amendment.

9. Release. Each of the Credit Parties, on behalf of itself and each of its Subsidiaries and its or their successors, assigns, and agents (collectively, the “Releasing Parties”), in consideration of the Administrative Agent’s and the Lenders’ execution and delivery of this Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, hereby expressly forever releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims (including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), rights, causes of action (whether direct or derivative in nature), demands, suits, costs, expenses, and damages or defense, of any nature, description, or kind whatsoever, whether arising in contract, in tort, in law, in equity or otherwise, based in whole or in part on facts or otherwise, whether known, unknown or subsequently discovered, fixed or contingent, direct or indirect, joint and/or several, secured or unsecured, due or not due, liquidated or unliquidated, asserted or unasserted, or foreseen or unforeseen, which any of the Releasing Parties might otherwise have or may have against the Administrative Agent, the Lenders, or each of the foregoing’s respective past, present, or future affiliates, agents, principals, managers, managing members, members, stockholders, controlling persons (within the meaning of the United States federal securities or bankruptcy laws), directors, officers, employees, attorneys, consultants, advisors, trusts, trustors, beneficiaries, heirs, executors, administrators or other representatives (collectively, the “Releasees”), in each case on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, judgment, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date of this Second Amendment relating to the Loan Documents or this Second Amendment and/or the transactions contemplated thereby or hereby, including any actual or alleged performance or non-performance of any of the Releasees (any of the foregoing, a “Claim” and collectively, the “Claims”). Each of the Releasing Parties hereby expressly acknowledges and agrees that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims, and that with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 9. Furthermore, each of the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 9. In entering into this Second Amendment, each Credit Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth in this Section 9 does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. Notwithstanding anything to the contrary, the provisions of this paragraph, including the foregoing release, covenant and waivers, shall survive and remain in full force and effect regardless of the consummation or non-consummation of transactions contemplated hereby, the repayment or prepayment of any of the Loans or Obligations, or the termination of the Existing Credit Agreement, this Second Amendment, any other Loan Document or any provision hereof or thereof.

10. Counterparts. This Second Amendment, any documents executed in connection herewith and any notices delivered under this Second Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Second Amendment or on any notice delivered to the Administrative Agent under this Second Amendment. This Second Amendment and any notices delivered under this Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Second Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Second Amendment or notice.

11. Loan Document; Lender. This Second Amendment shall be considered to be a “Loan Document” for all purposes under the Amended Credit Agreement and the other Loan Documents. In executing and delivering this Second Amendment, the Lenders and the Administrative Agent shall be entitled to all of their rights, benefits, immunities and indemnities set forth in the Loan Documents.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:

PEAK EXPLORATION & PRODUCTION, LLC

By:
Name:
Title:

GUARANTORS:

PEAK ENERGY OPERATING #2, LLC
PEAK POWDER RIVER RESOURCES, LLC
WILLOW SPRINGS DEVELOPMENT COMPANY L.L.C.

By:
Name:
Title:

[FORTRESS PEAK CREDIT AND GUARANTY AGREEMENT SECOND AMENDMENT SIGNATURE PAGE]

FORTRESS CREDIT CORP.,
as Administrative Agent

By:
Name:
Title:

[FORTRESS PEAK CREDIT AND GUARANTY AGREEMENT SECOND AMENDMENT SIGNATURE PAGE]

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:
Name:
Title:

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:
Name:
Title:

FORTRESS CREDIT OPPORTUNITIES XIX CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:
Name:
Title:

[FORTRESS PEAK CREDIT AND GUARANTY AGREEMENT SECOND AMENDMENT SIGNATURE PAGE]

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:
Name:
Title:

FORTRESS CREDIT OPPORTUNITIES XXI CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:
Name:
Title:

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:
Name:
Title:

[FORTRESS PEAK CREDIT AND GUARANTY AGREEMENT SECOND AMENDMENT SIGNATURE PAGE]

FORTRESS CREDIT OPPORTUNITIES VIII CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral manager

By:
Name:
Title:

FLF III HOLDINGS FINANCE L.P., as a Lender

By: Fortress Lending Advisors III LLC, its investment manager

By:
Name:
Title:

FLF III-IV MA-CRPTF HOLDINGS FINANCE, L.P., as a Lender

By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:
Name:
Title:

FLF III AB HOLDINGS FINANCE L.P., as a Lender

By: Fortress Lending Advisors III LLC, its investment manager

By:
Name:
Title:

[FORTRESS PEAK CREDIT AND GUARANTY AGREEMENT SECOND AMENDMENT SIGNATURE PAGE]

FLF III GMS HOLDINGS FINANCE L.P., as a Lender

By: Fortress Lending Advisors III LLC, its investment manager

By:
Name:
Title:

[FORTRESS PEAK CREDIT AND GUARANTY AGREEMENT SECOND AMENDMENT SIGNATURE PAGE]

CARGILL, INCORPORATED, as a Lender

By:
Name:
Title:

[FORTRESS PEAK CREDIT AND GUARANTY AGREEMENT SECOND AMENDMENT SIGNATURE PAGE]

Annex A

to

Second Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of (a) a copy of the Second Amendment to Credit and Guaranty Agreement dated as of    , 2024 (the “Second Amendment”) among Peak Exploration & Production, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors (collectively, the “Guarantors” and each, a “Guarantor”), the Lenders party thereto, and Fortress Credit Corp., as administrative agent (in such capacity, the “Administrative Agent”) and (b) the Existing Credit Agreement as defined in the Second Amendment, (ii) consents to the Second Amendment and each of the covenants, representations and warranties, amendments and other transactions referenced therein, (iii) expressly reaffirms its obligations under each Loan Document to which it is a party and expressly reaffirms, as of the date hereof, its guaranty of the Obligations and grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents, (iv) agrees that all references in any such other Loan Document to the “Credit Agreement” shall mean and be a reference to the Existing Credit Agreement as amended by the Second Amendment. Each Guarantor hereby represents and warrants that (x) neither the modification of the Existing Credit Agreement effected pursuant to the Second Amendment, nor the execution, delivery, performance or effectiveness of the Second Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and all such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (y) each of the representations and warranties applicable to such Guarantor pursuant to Section 2 of the Second Amendment and each other Loan Document to which it is a party is true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or materiality qualifier, in which case such representations and warranties shall be true and correct in all respects) (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such earlier date).

Although the Guarantors have been informed of the matters set forth herein and have acknowledged and consented to the same, each Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future or to seek any Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be a Loan Document for all purposes.

THIS CONSENT AND REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The indemnification, jurisdiction, venue and waiver of right to trial by jury provisions in Sections 10.03, 10.09 and 10.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Existing Credit Agreement, as amended by the Second Amendment.

Dated as of     , 2024.

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Executed as of the date indicated above.

PEAK EXPLORATION & PRODUCTION, LLC

By:
Name:
Title:

PEAK ENERGY OPERATING #2, LLC

By:
Name:
Title:

PEAK POWDER RIVER RESOURCES, LLC

By:
Name:
Title:

WILLOW SPRINGS DEVELOPMENT COMPANY L.L.C.

By:
Name:
Title:

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